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                                                                     EXHIBIT 4.1




                          QUALITY CARE SOLUTIONS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                   100,000,000 AUTHORIZED SHARES NO PAR VALUE




THIS CERTIFIES THAT


Is The Owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF

                          QUALITY CARE SOLUTIONS, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:



                  SECRETARY                           PRESIDENT
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                          QUALITY CARE SOLUTIONS, INC.

       The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM    -as tenants in common

       TEN ENT    -as tenants by the entireties

       JT TEN     -as joint tenants with right of
                     survivorship and not as tenants
                     in common



  UNIF GIFT MIN ACT-..............Custodian..............
                           (Cust)     (Minor)

        under Uniform Gifts to Minors Act ......................................
                                                   (State)




     Additional abbreviations may also be used though not in the above list.

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For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING ZIP CODE, OF ASSIGNEE)


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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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attorney-in-fact to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated
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                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                  WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:



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The signature(s) must be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.